                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                 AMENDMENT NO. 1
                                       ON
                                    FORM 8-K/A
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                DECEMBER 23, 1996




                          CAMBRIDGE NEUROSCIENCE, INC.
             (Exact name of registrant as specified in its charter)



       DELAWARE                     0-19193                   13-3319074
(State or other jurisdiction   (Commission File              (IRS Employer
     of incorporation)             Number)                 Identification No.)




        ONE KENDALL SQUARE, BUILDING 700, CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
                                 (617) 225-0600

ITEM 5.     OTHER.
            -----

        On December 23 1996, Cambridge NeuroScience, Inc. (the "Company"), The
J. David Gladstone Institutes ("Gladstone") and The Regents of the University of California (the "University") entered into a collaboration for the development of treatments for Alzheimer's disease and other neurological diseases, disorders or injuries. In connection with the collaboration, the Company formed a subsidiary, Cambridge NeuroScience Partners, Inc. ("CNPI"). The Company purchased 80% of the outstanding common stock of CNPI and made a $1.25 million equity investment in CNPI immediately prior to the consummation of the collaboration. The University and Gladstone own 5% and 15%, respectively, of the outstanding shares of CNPI common stock. In connection with the collaboration, the parties executed a Sponsored Research and Collaboration Agreement, an Option Agreement and a Stockholders' Rights Agreement (the "Agreements"). Pursuant to the terms of the collaboration, Gladstone will conduct a research program over a three-year period, for which CNPI will provide at least $1.25 million in funding per year. The University granted CNPI an exclusive three-year option to negotiate an exclusive worldwide, royalty-bearing license for patentable rights in intellectual property covered by or arising from the research program within the field, subject to certain terms and conditions set forth in the option agreement. CNPI paid the University an initial license option fee and will make additional option fee payments during the term of the research program and, if applicable, upon exercise of the option. The final terms of such license have not been determined but will require ongoing commitments and expenditures, in addition to royalty payments, by CNPI. There can be no assurance that such commitments and other terms will be favorable to CNPI and/or the Company. The University and Gladstone also granted CNPI a right of first negotiation for an exclusive license for inventions arising from the research program outside of the field. The Company has guaranteed CNPI's obligations with respect to the collaboration, including CNPI's financial obligations. The information contained in the Agreements is incorporated herein by reference and filed as Exhibits 99.1, 99.2 and 99.3 hereto.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
            ------------------------------------------------------------------

      (c)   Exhibits.

EXHIBIT
   NO.            DESCRIPTION
-------           -----------

99.1* Sponsored Research and Collaboration Agreement dated as of December 23, 1996 between The J. David Gladstone Institutes and Cambridge NeuroScience Partners, Inc. Filed herewith.

99.2* Option Agreement dated as of December 23, 1996 by and among The Regents of the University of California, Cambridge NeuroScience Partners, Inc. and Cambridge NeuroScience, Inc. Filed herewith.

99.3* Stockholders' Rights Agreement dated as of December 23, 1996 by and among Cambridge NeuroScience Partners, Inc., Cambridge NeuroScience, Inc., The J. David Gladstone Institutes and The Regents of the University of California. Filed herewith.

-------------

* Confidential portions have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 29, 1997        CAMBRIDGE NEUROSCIENCE, INC.



                               By: /s/ Elkan R. Gamzo
                                   ----------------------------
                                   Elkan R. Gamzo, Ph.D.
                                   President and Chief Executive
                                   Officer

                                  EXHIBIT INDEX

EXHIBIT
   NO.                            DESCRIPTION
-------                           -----------

99.1* Sponsored Research and Collaboration Agreement dated as of December 23, 1996 between The J. David Gladstone Institutes and Cambridge NeuroScience Partners, Inc. Filed herewith.

99.2* Option Agreement dated as of December 23, 1996 by and among The Regents of the University of California, Cambridge NeuroScience Partners, Inc. and Cambridge NeuroScience, Inc. Filed herewith.

99.3* Stockholders' Rights Agreement dated as of December 23, 1996 by and among Cambridge NeuroScience Partners, Inc., Cambridge NeuroScience, Inc., The J. David Gladstone Institutes and The Regents of the University of California. Filed herewith.

-------------

* Confidential portions have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.